CELSION CORPORATION

                    Certification of Chief Financial Officer

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         In connection with the Annual Report on Form 10-K for the Year Ended September 30, 2002 (the "Report") of Celsion Corporation, a Delaware corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony P. Deasey, the Chief Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                           By:      /s/ Anthony P. Deasey
                                    --------------------------------
                                        Anthony P. Deasey
                                        Executive Vice President -
                                        Finance and Administration
                                        and Chief Financial Officer

December 27, 2002